Rule 497(e) and (g)
                                                        File Nos.:  33-48922
                                                                    811-6720
SUPPLEMENT TO PROSPECTUS
DATED JUNE 26, 1998

     The accompanying Prospectus of The Flex-Partners' Core Equity Fund dated April 30, 1998 (the "Prospectus") lists Scudder Kemper Investments, Inc. ("Scudder Kemper") as Sector Adviser to the finance sector of the Growth Stock Portfolio (the "Portfolio), in which all of the investable assets of the Core Equity Fund are invested. Jonathan Kay, who served as portfolio manager of the finance sector of the Portfolio while at Scudder Kemper, has left Scudder Kemper to join Delta Capital Management Inc. ("Delta Capital").

     Effective June 26, 1998, the Subadviser has selected, with the approval of the Portfolio Trustees, Delta Capital as Sector Adviser to manage the assets of the Portfolio representing the finance sector. Accordingly, the following information about Delta Capital should be added under the caption "Sector Advisers", which begins on page 26 of the Prospectus:

     "DELTA CAPITAL MANAGEMENT INC. serves as Sector Adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser which has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1997, Delta Capital held discretionary investment authority over approximately $480 million of assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been associated with Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser."